Taxation	6 Months Ended
Jun. 30, 2021
Major components of tax expense (income) [abstract]
Taxation	6. TAXATION
The Santander UK group’s effective tax rate for H121 was 27.6% (H120: 25.5%). The tax on profit before tax differs from the theoretical amount that would arise using the basic corporation tax rate of the Company as follows:

	Half year to	Half year to(1)
	30 June 2021	30 June 2020
	£m	£m
Profit from continuing operations before tax	743	188
Tax calculated at a tax rate of 19% (H120: 19%)	141	36
Bank surcharge on profits	49	9
Non-deductible preference dividends paid	6	3
Non-deductible UK Bank Levy	14	6
Other non-deductible costs and non-taxable income	14	4
Effect of change in tax rate on deferred tax provision	13	7
Tax relief on dividends in respect of other equity instruments	(32)	(13)
Adjustment to prior year provisions	—	(4)
Tax on profit from continuing operations	205	48
(1)Adjusted to reflect the presentation of discontinued operations as set out in Note 33.

The UK government announced in its budget on 3 March 2021 that it would increase the main rate of corporation tax by 6% to 25% with effect from 1 April 2023. This change was substantively enacted on 24 May 2021 and, as a result, the effect has been reflected in the closing deferred tax position included in these financial statements. The comparative 2020 results reflected an increase in tax rates by 2% following an announcement in the 2020 budget to reverse a previously planned rate reduction from April 2020.